EXHIBIT 99.4

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of First Federal Bancorp, Inc. (the "Company"), on Form 10-KSB/A for the fiscal year ended September 30, 2002, dated the date of this Certification (the "Report"), I, Connie Ayres LaPlante, the Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 18, 2002                /s/ Connie Ayres LaPlante
                                       ------------------------------
                                       Connie Ayres LaPlante
                                       Treasurer


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